Exhibit 99.2

Second Quarter 2022 Supplemental Presentation July 27, 2022

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform   Act of 1995. These statements are based on our current expectations about future events or future fnancial performance. Forward-looking statements by their nature address matters that are, to diferent degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to difer signifcantly from what we expect. More information about factors that   could afect Morningstar’s business and fnancial results are in our flings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result   of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP fnancial measures including, but not limited to, organic revenue, adjusted operating income, and free cash fow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP fnancial measures to the most directly comparable GAAP fnancial measures is provided in the appendix to this presentation and in our flings with the SEC, including our most recent 8-K, 10-K and 10-Q. 2 2

Q2 2022 Financial Performance ($mil) $53.9 $47.2 22 21 $73.4 ＋13.2% ＋14.2% –23.9% 22 21 $470.4 $415.4 22 21 $96.4 $37.0 –65.9%*** 22 21 $108.5 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense and all mergers and acquisitions (M&A)-related expenses from operating income. ** Free cash fow is a non-GAAP measure and is defned as cash provided by or used for operating activities less capital expenditures. *** Excluding $16.6 million and $40.0 million of M&A-related earn-out payments (primarily Sustainalytics) in Q2 2021 and Q2 2022, respectively, free cash fow would have declined by 38.4% to $77.0 million.   Operating Income Free Cash Flow** Revenue Adjusted   Operating Income* * 3 3

Q2 2022 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the efect of foreign currency translations. 13.2% Reported Revenue Growth Impact of M&A, Accounting Changes, and Currency 15.8% 2.6% Contributors of Organic Revenue Growth License-Based 20.3% Asset-Based 7.5% Transaction-Based 6.0% Organic Revenue   Growth*   4 4

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure. 11.8% 10.7% 11.1% 10.5% 10.8% 10.1% 10.0% 10.6% 12.1% -2.5% 9.2% 8.6% 10.8% 18.0% -0.9% 1.3% 6.0% 5.8% 3.7% 5.6% -6.8% -15.2% -17.2% -46.3% 6.8% 0.7% 24.8% 8.3% 10.0% 10.2% 9.7% 11.6% 7.4% 8.0% 7.9% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Transaction-Based Revenue Asset-Based Revenue License-Based Revenue Consolidated Organic Revenue Growth 5 5

Q2 2022 Revenue Drivers:
License-Based Revenue Growth ($mil)



+18.1% Reported
+20.3% Organic
21
22
$277.2
$327.5

License-Based Revenue Drivers:

- ▷ PitchBook (+46.7%), Morningstar Sustainalytics (+47.4%), Morningstar Data (+11.7%) and Morningstar Direct (+10.2%) were the primary contributors to organic revenue growth in Q2 2022.
- ▷ PitchBook continued its strong growth trajectory as it continued to improve the user experience and maintained its focus on execution within core data operations and go-to-market activities. Sustainalytics benefited from regulatory tailwinds driving strong sales of compliance products, especially in Europe.

Bars represent reported revenue. Organic revenue is a non-GAAP measure.

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License-Based Quarterly Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 7 7 Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth

License-Based Quarterly Trends 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil) 8 8 Morningstar Sustainalytics ($mil)

License-Based Quarterly Trends Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth 9 9

Q2 2022 Revenue Drivers:
Asset-Based Revenue Growth ($mil)



+ 4.3% Reported
+ 7.5% Organic
21
22
$64.8
$67.6

Asset-Based Organic Revenue Drivers:

- Morningstar Indexes (+31.1%) was the largest contributor to organic revenue growth in this part of the business in Q2 2022, as strong flows into higher margin products and growth in licensed data revenue offset the impact of market declines.

Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.

10

Asset-Based Quarterly Trends:   Investment Management ($bil) Investment Management AUM/A: Investment Management assets increased 2.0% versus the prior year, due to the addition of roughly $4.0 billion of AUM acquired with the close of the Praemium UK   and international business acquisition. Excluding this acquisition, assets would have declined 6.1% against the backdrop of broad market declines in the quarter. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we ofer investment strategies and services directly to fnancial advisors in bank, broker dealers with a corporate RIA,   who have a corporate RIA, insurance, and RIA channels that ofer our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios –   Non-Wholesale: We sell services directly to fnancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these frms. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* 11 11 *

Asset-Based Quarterly Trends:   Workplace Solutions ($bil) Workplace Solutions Q1 2022 AUM/A: Workplace Solutions assets were relatively fat, increasing 0.2% over the prior year quarter. Despite a challenging economic environment,   increased interest in personalized retirement strategies drove an increase in total participants and fows   to managed accounts and advisor managed accounts. This helped ofset market-driven declines in account balances. *Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. ***Custom Models/CIT ofer customized investment lineups for clients based on plan participant demographics or other specifc factors.   $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts 12 12

Q2 2022 Revenue Drivers:
Transaction-Based Revenue Growth ($mil)


+2.6% Reported
+6.0% Organic
21
22
$73.4
$75.3

Transaction-Based Organic Revenue Drivers:

- DBRS Morningstar organic revenue growth of 3.1% benefited from continued strong issuance volume for commercial mortgage-backed securities in the U.S., offset by aggregate issuance declines in Canada and Europe.
- Ad revenue increased on a year-over-year basis.

Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.

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Quarterly Transaction-Based Trends:   DBRS Morningstar Revenue Growth by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q2 2022 Organic Revenue Drivers: Organic revenue grew 11.9% in the US driven by higher   CMBS issuance. EMEA declined (5.1% organic) in aggregate as the uncertain geopolitical environment, along with increased interest-rate volatility and liquidity premiums, contributed to sharply lower structured fnance issuance. Canada declined (-7.8% organic) primarily due to   lower asset-backed securities, corporate, and fnancial institution volumes. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth. 14 14

Quarterly Transaction-Based Trends:   DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q2 2022 Organic Revenue Drivers: Category mix in Q2 2022 was 65% Structured   Finance v. 35% Fundamental Ratings. Recurring revenue represented 38.4% of total   DBRS revenue. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities,   Residential Mortgage-Backed Securities) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings 15 15

Q2 2022 Operating Margins Operating Margin Drivers: Expense growth adjusted for M&A-related expenses outpaced revenue growth in the quarter.  Key drivers of expense growth: Compensation costs increased $4.0 million, or $30.6 million excluding the impact of the M&A-related earnout payment in the prior year, due to headcount growth across key areas including Morningstar Sustainalytics and PitchBook, in addition to higher annual merit increases to employees. Professional fees increased $10.6 million primarily due to higher legal fees, the use of third-party resources for software development and technology improvements, and M&A-related expenses. Stock-based compensation increased $10.4 million due to the PitchBook management bonus plan and higher bonus payout rates on grants made as part of the employee shared ownership program. Advertising and marketing costs increased   $6.6 million due in part to spending on the Morningstar Investment Conference - US, which was held in May this year after being held in September 2021, and the funding of increased demand generation activity. 16 16 Adjusted operating margin is a non-GAAP fnancial measure. Adjusted Operating Margin Operating  Margin 22 21 ＋11.5% ＋15.6% 22 21 ＋11.4% ＋23.2%

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP fnancial measure. 19.1% 18.5% 15.8% 11.9% 13.7% 18.7% 12.4% 17.1% 17.1% 21.1% 21.0% 20.4% 17.1% 18.9% 24.3% 25.6% 22.3% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Operating Margin Adjusted Operating Margin 17 17

Q2 2022 Cash Flow   and Capital Allocation ($mil) 2 ($mil) M&A 639.8 Share Repurchases 91.9 CapEx 31.7 Investments in   Unconsolidated Entities 25.6 Dividends 15.4 Q2 22 Q2 22 $68.7 $37.0 Operating   Cash Flow Free Cash   Flow* Capital Allocation Free cash fow is a non-GAAP measure and is defned as cash provided by or used for operating activities less capital expenditures. 18 18 *

Appendix

Sustainalytics Acquisition ($mil)

The following tables provide additional detail on how the Sustainalytics acquisition impacted our financial statements from Q2 21 to Q2 22. The Sustainalytics acquisition closed on June 30, 2020 and was structured with an initial cash payment (Tranche I) at closing and two subsequent cash payments due on June 30, 2021 and 2022, respectively, determined based on a multiple of Sustainalytics' revenues for 2020 and 2021 (Tranche II and III). At closing, we recorded estimates for the Tranche II and III payments, which were split between contingent purchase consideration and compensation expense. Subsequent to the acquisition date, our financial statements reflect changes in the compensation accrual balances driven by the Tranche II payment and the Tranche III payment. On June 30, 2021, we made the second cash payment of three related to the acquisition of Sustainalytics and on June 30, 2022 we made our final cash payment. For more detail on the transaction's impact on our financial statements during 2020 and the first quarter of 2021, please refer to our Q2 21 Investor Presentation.

Fair value at Acquisition Date (July 2, 2020)	Tranche I Cash Payment	Acquisition Date Fair Value of Tranche II and Tranche III Contingent Payments
$136.4	$61.2	$75.2

	Q2 21	Commentary	Q3 21	Commentary	Q4 21	Commentary	Q1 22	Commentary	Q2 22	Commentary
Income Statement:										
Compensation Expense*	26.6	True-up of Tranche III accrual	(4.1)	True-up of Tranche III accrual	(4.7)	True-up of Tranche III accrual	7.1	True-up of Tranche III accrual	—	
Balance Sheet:										
Contingent Consideration**	18.2	Tranche III balance	17.7	Balance impacted by FX	17.3	Balance Impacted by FX	17.0	Balance impacted by FX	—	Tranche III paid out in Q2
Accrued Compensation***	46.7	Balance impacted by FX and true-up of Tranche III accrual	45.3	Balance impacted by FX and true-up of Tranche III accrual	35.6	Balance impacted by FX and true-up of Tranche III accrual	42.1	Balance impacted by FX and true-up of Tranche III accrual	—	Tranche III paid out in Q2
Total Balance Sheet	**64.9**		**63.0**		**52.9**		**59.1**		**—**	
Operating Activities - non-cash	(26.6)	True-up of Tranche III accrual	4.1	True-up of Tranche III accrual	4.7	True-up of Tranche III accrual	(7.1)	True-up of Tranche III accrual	—	
Operating Activities - cash	(13.1)	Tranche II payment (accrued compensation)	—		—		—		(40.0)	Tranche III payment (accrued compensation)
Investing Activities	—		—		—		—		—	
Financing Activities	(34.4)	Tranche II payment (contingent compensation)	—		—		—		(16.2)	Tranche III payment (contingent compensation)
Total Cash Flow	**(74.1)**		**4.1**		**4.7**		**(7.1)**	**True-up of Tranche III accrual**	**(56.2)**	

* These represent non-cash charges recorded in the quarter related to the Tranche III payment.
** The fair value of the contingent consideration liability across the presented time periods is impacted by foreign currency translations, and not by adjustments to key assumptions used in our fair value estimates.
*** Fluctuations in accrued compensation across the periods presented represent updated assumptions about the Tranche III payments and FX impacts.

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Reconciliation from Reported to Organic Revenue Growth by Revenue Type 21 21

Reconciliation from Reported to Organic Revenue Growth by Product Area 22 22

Reconciliation from Reported to Organic Revenue Growth by Product Area 23 23

Reconciliation from Operating to Adjusted Operating Margin 24 24